UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2025

SENTINEL HOLDINGS Ltd
(Exact name of registrant as specified in its charter)

Nevada	95-4363944	333-193220
(State of incorporation)	(I.R.S. Employer Identification No.)	(Commission File Number)

9160 South 300 West, #101, Sandy, UT 84070	84070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 702-237-6834

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each exchange on which registered
None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. CHANGE IN CONTROL.

(a) Resignation of President and Secretary / Treasurer

On June 24th the Officers of the Company were reshuffled.  The Board of Directors (the “Board”) of Sentinel Holdings Ltd (the “Company”) received a Letters of Resignation from Ray Sheets as Secretary and Treasurer and Kip Eardley as President and CEO of the Company effective June 25, 2025.  Mr. Sheets’ resignation was not made in connection with any specific disagreement with us on any matter and he will continue to serve as Chief Financial Officer of the Company.  Mr. Eardley’s resignation as President of the Company was not made in connection with any specific disagreement with us on any matter and he will now serve as Secretary and Treasurer of the Company and will continue as a Director.   A copy of Mr. Eardley’s and Mr. Sheets’ resignation letters are attached hereto as Exhibit 90.1.

(b) Appointments of Kyle Madej as President and Kip Eardley as Secretary and Treasurer of the Company

On June 24, 2025, the Board of Directors of the Company approved the appointment of Kyle Madej, age 44, as President of Sentinel Holdings Ltd.  The Company has two subsidiaries, Gladiator Solutions, Inc and United Security Services, Inc., of which Mr. Madej has served as the President and CEO for 2 years and 5 years respectively.  The Board has ratified Mr. Madej’s employment agreement and has authorized the officers of the Company to execute the Madej Employment Agreement which will commence on June 25, 2025 and is attached hereto as Exhibit 90.1.

Mr. Madej’s Employment Agreement has a term of 12 months, and is automatically renewed for successive 12-month periods unless either party elects not to review this Agreement, and provides for compensation at the rate of $240,000 per year, plus a contingent annual bonus for good performance with terms and amount to be determined annually by the Board of Directors

On June 24, 2025, the Board of Directors of the Company approved the appointment of Kip Eardley as Secretary and Treasurer of the Company.  Mr. Eardley, age 66, currently serves and will continue to as a Director of the Company.  Mr. Eardley was formerly the CEO and president of the Company, having served in that capacity for the past 10 years.

ITEM 9.01. EXHIBITS.

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

9.01 Executed Employment Agreement with Kyle Madej.

9.02 Resignations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINEL HOLDINGS Ltd

Date: June 26, 2025	By:	/s/ Kyle Madej
Kyle Madej
President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Kip Eardley and Ray Sheets Letters of Resignation

99.2	Kyle Madej Employment Agreement